UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 21, 2004

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 001-15305

DELAWARE	51-0380803
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 754-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS

On January 21, 2004, BlackRock, Inc. (the “Corporation”) issued a press release announcing the approval of a new share repurchase program (the “repurchase program”), and a buy-back of shares of the Corporation’s common stock held by management pursuant to the repurchase program. A copy of the press release issued by the Corporation is attached as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 21, 2004, the Corporation reported results of operations and financial condition for the year ended December 31, 2003. A copy of the press release issued by the Corporation is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

Date: January 21, 2004	By:	/s/ Paul L. Audet

Paul L. Audet Managing Director & Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by the Corporation on January 21, 2004, with respect to the Corporation’s results of operations and financial condition for the year ended December 31, 2003.